UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Real Estate Income Fund Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Real Estate Income Fund Inc.

Semi-Annual Report • June 30, 2006

What’s Inside

Letter from the Chairman	I

Fund at a Glance	1

Schedule of Investments	2

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	11

Financial Data	19

Board Approval of Management and Subadvisory Agreements	20

Additional Shareholder Information	23

Dividend Reinvestment Plan	24

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)(i) rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)(ii) continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rate(iii) from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Index(iv) returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Real Estate Income Fund Inc.            I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000(v), Russell Midcap(vi) and Russell 1000(vii) Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Value(viii) and Russell 3000 Growth(ix) Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Performance Review

For the six months ended June 30, 2006, the Real Estate Income Fund Inc. returned 12.09%, based on its net asset value (“NAV”)(x) and 4.55% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Lipper Real Estate Closed-End Funds Category Average(xi) increased 11.24%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.654 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$22.30 (NAV)	12.09%
$18.82 (Market Price)	4.55%

All figures represent past performance and are not a guarantee of future results.

Management has agreed to waive a portion of its fees through 8/01/09. Absent this waiver, the total returns would have been lower.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers.

II             Real Estate Income Fund Inc.

As part of this reorganization, at meetings held during June and July 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006. LMPFA is a wholly-owned subsidiary of Legg Mason.

The Fund’s Board also approved a subadvisory agreement between LMPFA and AEW Management and Advisors, L.P., the Fund’s current subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to LMP Real Estate Income Fund Inc. in October 2006.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Real Estate Income Fund Inc.            III

Looking for Additional Information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XRITX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 28, 2006

IV            Real Estate Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry mcay involve greater risk than more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv)	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

(v)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(vi)

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

(vii)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(viii)

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

(ix)	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(x)

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(xi)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 25 funds in the Fund’s Lipper category, and excluding sales charges.

Real Estate Income Fund Inc.            V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Office
20.7%
Apartments
14.0%
Shopping Centers
13.9%
Health Care
12.2%
Diversified
11.1%
Regional Malls
7.2%
Lodging/Resorts
5.6%
Industrial
4.0%
Retail-Free Standing
3.8%
Industrial/Office-Mixed
3.1%
Specialty
2.4%
Self Storage
0.9%
Home Financing
0.9%
Short-Term Investment
0.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
June 30, 2006

Real Estate Income Fund Inc. 2006 Semi-Annual Report              1

Schedule of Investments (June 30, 2006) (unaudited)

REAL ESTATE INCOME FUND INC.

Shares	Security	Value

COMMON STOCKS — 71.2%
Apartments — 9.8%
34,000	Archstone-Smith Trust	$1,729,580
245,000	Camden Property Trust	18,019,750
55,400	CentraCore Properties Trust	1,371,150
185,000	GMH Communities Trust	2,438,300
100,000	Mid-America Apartment Communities Inc.	5,575,000
140,000	United Dominion Realty Trust Inc.	3,921,400
	Total Apartments	33,055,180

Diversified — 5.4%
300,000	iStar Financial Inc.	11,325,000
190,000	Lexington Corporate Properties Trust	4,104,000
238,100	Spirit Finance Corp.	2,681,006
	Total Diversified	18,110,006

Health Care — 10.2%
174,000	Health Care Property Investors Inc.	4,652,760
305,000	Healthcare Realty Trust Inc.	9,714,250
75,000	Nationwide Health Properties Inc.	1,688,250
325,000	OMEGA Healthcare Investors Inc.	4,296,500
511,700	Senior Housing Properties Trust	9,164,547
150,000	Ventas Inc.	5,082,000
	Total Health Care	34,598,307

Home Financing — 0.9%
108,500	Municipal Mortgage & Equity LLC	2,946,860

Industrial — 4.0%
185,000	EastGroup Properties Inc. (a)	8,635,800
161,700	First Potomac Realty Trust	4,817,043
	Total Industrial	13,452,843

Industrial/Office - Mixed — 3.1%
235,000	Liberty Property Trust	10,387,000

Lodging/Resorts — 1.9%
146,000	Hospitality Properties Trust	6,412,320

See Notes to Financial Statements.

2              Real Estate Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Office — 16.3%
290,000	Brandywine Realty Trust	$9,329,300
72,000	Glenborough Realty Trust Inc.	1,550,880
290,000	Highwoods Properties Inc.	10,492,200
848,700	HRPT Properties Trust	9,810,972
135,000	Kilroy Realty Corp.	9,753,750
170,000	Mack-Cali Realty Corp.	7,806,400
134,500	Parkway Properties Inc.	6,119,750
	Total Office	54,863,252

Regional Malls — 4.5%
196,000	Glimcher Realty Trust	4,862,760
148,100	Macerich Co.	10,396,620
	Total Regional Malls	15,259,380

Retail — Free Standing — 3.6%
171,900	National Retail Properties Inc.	3,429,405
85,000	National Retail Properties Inc., Series A	2,164,100
150,000	Realty Income Corp.	3,285,000
260,000	Trustreet Properties Inc.	3,429,400
	Total Retail - Free Standing	12,307,905

Self Storage — 0.7%
142,500	Extra Space Storage Inc.	2,314,200

Shopping Centers — 8.4%
385,000	Cedar Shopping Centers Inc.	5,667,200
171,100	Equity One Inc.	3,575,990
246,100	Heritage Property Investment Trust	8,593,812
250,000	Primaris Retail Real Estate Investment Trust	3,643,498
135,000	Ramco-Gershenson Properties Trust	3,635,550
104,000	Tanger Factory Outlet Centers Inc.	3,366,480
	Total Shopping Centers	28,482,530

Specialty — 2.4%
185,000	Entertainment Properties Trust	7,964,250
	TOTAL COMMON STOCKS (Cost — $162,249,336)	240,154,033

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              3

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

PREFERRED STOCKS — 28.6%
Apartments — 4.2%
75,000	Apartment Investment & Management Co., Cumulative, Series G, 9.375%	$1,950,750
115,000	Apartment Investment & Management Co., Cumulative, Series R, 10.000%	2,895,125
113,000	Apartment Investment & Management Co., Cumulative, Series U, 7.750%	2,779,800
120,000	Apartment Investment & Management Co., Cumulative, Series Y, 7.875%	2,985,000
150,000	BRE Properties Inc., Series C, 6.750%	3,502,500
	Total Apartments	14,113,175

Diversified — 5.7%
109,400	Crescent Real Estate Equities Co., Cumulative Redeemable, Series B, 9.500%	2,855,340
175,000	Duke Realty Corp., 6.950%	4,347,665
90,000	LBA Realty Fund LP, 8.750%(b)	4,352,400
67,000	PS Business Parks Inc., Series M, 7.200%	1,641,500
115,000	PS Business Parks Inc., Series O, 7.375%	2,852,000
134,500	Vornado Realty Trust, Series H, 6.750%	3,147,300
	Total Diversified	19,196,205

Health Care — 2.0%
150,000	Health Care Property Investors Inc., Cumulative Redeemable, Series F, 7.100%	3,705,000
120,400	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	3,084,648
	Total Health Care	6,789,648

Lodging/Resorts — 3.7%
220,000	Boykin Lodging Co., Cumulative, Class A, 10.500%	5,522,000
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,825,848
26,000	LaSalle Hotel Properties, Cumulative Redeemable, Series A, 10.250%	668,200
90,000	Strategic Hotels Capital Inc., 8.250%	2,278,125
90,000	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	2,278,125
	Total Lodging/Resorts	12,572,298

Office — 4.4%
50,000	Brandywine Realty Trust, Series D, 7.375%	1,220,250
275,000	CarrAmerica Realty Corp., Cumulative Redeemable, Series E, 7.500%	6,943,750
255,600	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	6,645,600
	Total Office	14,809,600

Regional Malls — 2.7%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	2,178,125
24,000	Mills Corp., Cumulative Redeemable, Series E, 8.750%	552,480
6,000	Pennsylvania Real Estate Investment Trust, Cumulative, 11.000%	327,600
32,700	Simon Property Group Inc., Cumulative, Series C, 7.890%	1,676,899
169,600	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	4,319,508
	Total Regional Malls	9,054,612

See Notes to Financial Statements.

4              Real Estate Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Retail — Free Standing — 0.2%
25,200	Realty Income Corp., Cumulative Redeemable, Series D, 7.375%	$638,820

Self Storage — 0.2%
35,000	Public Storage Inc., Cumulative, Series R, 8.000%	878,500

Shopping Centers — 5.5%
73,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,914,060
21,200	Developers Diversified Realty Corp., Cumulative Redeemable, Class F, 8.000%	544,840
130,000	Developers Diversified Realty Corp., Cumulative Redeemable, Class G, 8.600%	3,302,000
131,000	Federal Realty Investment Trust, Cumulative Redeemable, Series B, 8.500%	3,336,570
75,000	New Plan Excel Realty Trust Inc., Cumulative Redeemable, Series E, 7.625%	1,912,500
34,800	Ramco-Gershenson Properties Trust, Cumulative Redeemable, Series B, 9.500%	893,490
63,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	6,678,000
	Total Shopping Centers	18,581,460
	TOTAL PREFERRED STOCKS (Cost — $96,291,052)	96,634,318

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $258,540,388)	336,788,351

Face Amount

SHORT-TERM INVESTMENT — 0.2%
Repurchase Agreement — 0.2%
$642,000	Interest in $275,425,000 joint tri-party repurchase agreement dated 6/30/06 with Banc of America Securities LLC, 5.200% due 7/3/06; Proceeds at maturity — $642,278; (Fully collateralized by various U.S. government agency obligations & U.S. Treasury note, 0.000% to 6.000% due 12/27/06 to 5/15/11; Market value — $654,842) (Cost — $642,000)	642,000
	TOTAL INVESTMENTS — 100.0% (Cost — $259,182,388#)	$337,430,351

(a)          All or a portion of this security is segregated for swap contracts.

(b)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#                 Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              5

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $259,182,388)	$337,430,351
Cash	961
Receivable for securities sold	4,500,000
Unrealized appreciation on swaps (Notes 1 and 3)	3,139,748
Dividends and interest receivable	1,568,359
Prepaid expenses	13,352
Total Assets	346,652,771
LIABILITIES:
Payable for securities purchased	4,500,000
Investment management fee payable	159,201
Interest payable for open swap contracts (Note 3)	62,426
Distributions payable to Taxable Auction Rate Cumulative Preferred Stockholders	53,204
Directors’ fees payable	5,554
Accrued expenses	70,252
Total Liabilities	4,850,637
Series M Taxable Auction Rate Cumulative Preferred Stock (3,800 shares authorized and issued at $25,000 per share) (Note 4)	95,000,000

Total Net Assets	$246,802,134

NET ASSETS:
Par value ($0.001 par value; 11,069,242 shares issued and outstanding; 100,000,000 shares authorized)	$11,069
Paid-in capital in excess of par value	151,258,291
Undistributed net investment income	841,955
Accumulated net realized gain on investments and foreign currency transactions	13,303,108
Net unrealized appreciation on investments and swap contracts	81,387,711
Total Net Assets	$246,802,134

Shares Outstanding	11,069,242

Net Asset Value	$22.30

See Notes to Financial Statements.

6              Real Estate Income Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$10,524,306
Interest	305,031
Less: Foreign taxes withheld	(15,608)
Total Investment Income	10,813,729
EXPENSES:
Investment management fee (Note 2)	1,507,221
Auction participation fees (Note 4)	117,909
Audit and tax	43,798
Legal fees	42,810
Shareholder reports	37,320
Directors’ fees	30,164
Listing fees	11,948
Transfer agent fees	8,145
Rating agency fees	5,653
Custody fees	5,380
Insurance	3,358
Miscellaneous expenses	6,335
Total Expenses	1,820,041
Less: Fee waivers and/or expense reimbursements (Note 2)	(543,051)
Net Expenses	1,276,990
Net Investment Income	9,536,739
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	12,334,683
Foreign currency transactions	332
Net Realized Gain	12,335,015
Change in Net Unrealized Appreciation/Depreciation From:
Investments	4,924,812
Swap contracts	1,624,941
Foreign currencies	33
Change in Net Unrealized Appreciation/Depreciation	6,549,786
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	18,884,801
Distributions Paid to Taxable Auction Rate Cumulative Preferred Stockholders	(2,216,901)
Increase in Net Assets From Operations	$26,204,639

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              7

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited)
and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$9,536,739	$9,797,607
Net realized gain	12,335,015	12,646,511
Change in net unrealized appreciation/depreciation	6,549,786	(5,577,410)
Distributions paid to Taxable Auction Rate Cumulative Preferred Stockholders (Note 4)	(2,216,901)	(2,680,306)
Increase in Net Assets From Operations	26,204,639	14,186,402
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,239,285)	(8,496,527)
Net realized gains	—	(10,409,739)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(7,239,285)	(18,906,266)
FUND SHARE TRANSACTIONS :
Underwriting commissions and offering expenses for the issuance of Taxable Auction Rate Cumulative Preferred Stock (Note 4)	—	(497,532)
Decrease in Net Assets From Fund Share Transactions	—	(497,532)
Increase (Decrease) in Net Assets	18,965,354	(5,217,396)

NET ASSETS:
Beginning of period	227,836,780	233,054,176
End of period*	$246,802,134	$227,836,780

* Includes undistributed net investment income of:	$841,955	$761,402

See Notes to Financial Statements.

8              Real Estate Income Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)(2)		2005(2)	2004(2)	2003		2002(3)
Net Asset Value, Beginning of Period	$20.58		$21.05	$18.21	$13.95		$14.30
Income (Loss) From Operations:
Net investment income	0.86		0.89	0.94	1.04		0.38
Net realized and unrealized gain (loss)	1.71		0.63	3.30	4.96		(0.18)
Distributions paid to Taxable Auction Rate Cumulative Preferred Stockholders	(0.20)		(0.24)	(0.09)	(0.08)		(0.03)
Total Income From Operations	2.37		1.28	4.15	5.92		0.17
Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	—		(0.04)	—	(0.00	)(4)	(0.09)
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.65)		(0.77)	(0.75)	(0.80)		(0.31)
Net realized gains	—		(0.94)	(0.32)	(0.62)		(0.07)
Return of capital	—		—	(0.24)	(0.24)		(0.05)
Total Distributions	(0.65)		(1.71)	(1.31)	(1.66)		(0.43)
Net Asset Value, End of Period	$22.30		$20.58	$21.05	$18.21		$13.95
Market Price, End of Period	$18.82		$18.62	$18.47	$17.57		$14.01
Total Return, Based on Net Asset Value(5)	12.09%		7.35%	24.75%	45.12%		0.69%
Total Return, Based on Market Price(5)	4.55%		10.69%	13.45%	39.42%		(3.59)%
Net Assets, End of Period (millions)	$247		$228	$233	$202		$150
Ratios to Average Net Assets:(6)
Gross expenses	1.51	%(7)	1.49%	1.44%	1.55%		1.55	%(7)
Net expenses(8)	1.06	(7)	1.06	1.02	1.11		1.11	(7)
Net investment income	7.92	(7)	4.27	5.00	6.60		6.66	(7)
Portfolio Turnover Rate	9%		12%	6%	27%		13%
Taxable Auction Rate Cumulative Preferred Stock:(9)
Total Amount Outstanding (000s)	$95,000		$95,000	$65,000	$65,000		$65,000
Asset Coverage Per Share	89,948		84,957	114,636	102,509		82,841
Involuntary Liquidating Preference Per Share(10)	25,000		25,000	25,000	25,000		25,000
Average Market Value Per Share(10)	25,000		25,000	25,000	25,000		25,000

(1)          For the six months ended June 30, 2006 (unaudited).

(2)          Per share amounts have been calculated using the average shares method.

(3)          For the period July 31, 2002 (commencement of operations) to December 31, 2002.

See Notes to Financial Statements.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              9

Financial Highlights (continued)

(4)	Amount represents less than $0.01 per share.
(5)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(7)	Annualized.
(8)	Reflects fee waivers and/or expense reimbursements.
(9)	On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share.
(10)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

10            Real Estate Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage related risks.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              11

Notes to Financial Statements (unaudited) (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

12            Real Estate Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Distributions to Shareholders. Distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the TARPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Citi Fund Management Inc. (“Citi”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to TARPS (“Managed Assets”). This fee is calculated daily and paid monthly.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              13

Notes to Financial Statements (unaudited) (continued)

In addition, Citi has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily Managed Assets through July 31, 2007, 0.20% of average daily Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of average daily Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009. During the six months ended June 30, 2006, Citi waived a portion of its investment management fee in the amount of $535,901. In addition, during the six months ended June 30, 2006, the Fund waived expenses in the amount of $7,150.

AEW Management and Advisors, L.P. (“AEW”) served as subadviser to the Fund pursuant to a sub-advisory agreement. AEW is primarily responsible for overseeing the day-to-day investment operations of the Fund. Citi pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s average daily Managed Assets, 0.35% of the next $100 million of the Fund’s average daily Managed Assets and 0.30% of the Fund’s average daily Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to Citi, net of any waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,700,679
Sales	31,220,779

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$80,329,090
Gross unrealized depreciation	(2,081,127)
Net unrealized appreciation	$78,247,963

At June 30, 2006, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk of adverse effect that an increase in short-term interest rates could have on the Fund’s net earnings as a result of leverage:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	7/22/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.44%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	7/22/12
Unrealized Appreciation as of June 30, 2006	$1,658,803

14            Real Estate Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.117%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Appreciation as of June 30, 2006	$820,768

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$26,000,000
Payments Made by Fund:	Fixed Rate, 3.634%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/07
Unrealized Appreciation as of June 30, 2006	$660,177

At June 30, 2006, the Fund had total unrealized appreciation of $3,139,748 from swap contracts.

4.  Taxable Auction Rate Cumulative Preferred Stock

As of June 30, 2006, the Fund had 3,800 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 4.150% to 5.160% for the six months ended June 30, 2006. At June 30, 2006, the dividend rate was 5.160%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

CGM currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the six months ended June 30, 2006, the Fund incurred auction participation fees of $117,909 for CGM’s services as a participating broker/dealer.

5.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

Real Estate Income Fund Inc. 2006 Semi-Annual Report              15

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted

16            Real Estate Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

7.  Subsequent Events

The Fund’s Board has approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006. The Fund’s Board has also approved a new subadvisory agreement for the Fund between LMPFA and AEW, the Fund’s current subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser, as applicable, the day-to-day portfolio management of the Fund. The management fee for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to LMP Real Estate Income Fund Inc. in October 2006.

Real Estate Income Fund Inc. 2006 Semi-Annual Report              17

Notes to Financial Statements (unaudited) (continued)

8.  Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

18            Real Estate Income Fund Inc. 2006 Semi-Annual Report

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value	Distribution Paid	Reinvestment Price

Fiscal Year 2005
January 25	$16.95	$19.54	$0.1090	$16.95
February 22	17.07	19.77	0.1090	17.35
March 21	16.66	19.62	0.1090	16.62
April 26	16.92	19.93	0.1090	17.19
May 24	17.41	20.55	0.1090	17.29
June 21	18.32	21.56	0.1090	18.31
July 26	18.97	22.17	0.1090	19.32
August 23	18.17	21.18	0.1090	18.61
September 27	18.79	21.25	0.1090	19.27
October 25	18.31	20.61	0.1090	18.40
November 21	18.72	21.25	0.1090	19.05
December 27	18.28	20.73	0.5090	18.57

Fiscal Year 2006
January 24	18.78	21.54	0.1090	19.17
February 21	19.27	22.27	0.1090	19.81
March 28	20.04	22.89	0.1090	19.93
April 25	19.05	21.97	0.1090	19.33
May 23	18.16	20.91	0.1090	18.73
June 27	18.42	21.42	0.1090	18.76

Real Estate Income Fund Inc. 2006 Semi-Annual Report              19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and AEW Management and Advisors, L.P. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and the prior subadvisory agreement with the Subadviser and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

20            Real Estate Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Real Estate Income Fund Inc.            21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22            Real Estate Income Fund Inc.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Real Estate Income Fund Inc. was held on April 7, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1.  Election of Directors

Nominees	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares Voted For Election	Preferred Shares Withheld
Dwight B. Crane	10,139,479	232,914	3,781	17
Paul Hardin	N/A	N/A	3,782	16
William R. Hutchinson	10,146,528	225,865	3,782	16

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Robert A. Frankel, R. Jay Gerken and George M. Pavia.

Real Estate Income Fund Inc.            23

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable

24            Real Estate Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at
1-877-366-6441.

* * *

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Real Estate Income Fund Inc.            25

Real Estate Income Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

Kevin Kennedy
Vice President and Investment Officer

Matthew A. Troxell, CFA
Investment Officer

Ted P. Becker
Chief Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

AEW Management and Advisors, L.P.

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is intended only for the shareholders of Real Estate Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Real Estate Income Fund Inc.
REAL ESTATE INCOME FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

www.leggmason.com/InvestorServices

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC
FD02814 8/06	SR06-117

Information on how the Fund voted proxies relating to portfolio securities during the prior 1 2-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                                                 CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                 AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM)
Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a)                                  Not applicable.

(b)                                 Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Real Estate Income Fund Inc.

Date:	September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Real Estate Income Fund Inc.

Date:	September 7, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Real Estate Income Fund Inc.

Date:	September 7, 2006